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[LOGO] of John Hancock(R)              Policy Details - Variable Life
                                       [ ] John Hancock Life Insurance Company (U.S.A.)
                                       [ ] John Hancock Variable Life Insurance Company
Service Office:                        [ ] John Hancock Life Insurance Company
200 BLOOR STREET EAST                  (hereinafter referred to as The Company)
TORONTO, ONTARIO                       . This form is part of the Application for Life Insurance for the Proposed Life Insured(s).
CANADA M4W 1E5                         . Print and use black ink. Any changes must be initialed by the Proposed Life Insured(s)
                                         and/or Owner(s).

Proposed Life Insured (Life One)                                Proposed Life Insured (Life Two)
------------------------------------------------------------    ------------------------------------------------------------------
Name    First             Middle                Last            Name    First                Middle                  Last

        JOHN                M.                  DOE
------------------------------------------------------------    ------------------------------------------------------------------

Name(s) of Owner(s)  JOHN M. DOE
                     -------------------------------------------------------------------------------------------------------------

                     -------------------------------------------------------------------------------------------------------------

Plan Name
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Single Life          [ ] Protection VUL              [ ] Accumulation VUL              [ ] Corporate VUL
                     [ ] Other
                              ----------------------------------------------------------------------------------------------------
Survivorship Life    [X] Accumulation SVUL           [ ] Protection SVUL
                     [ ] Other
                              ----------------------------------------------------------------------------------------------------

Amount
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                                                                             (Total Face Amount is the sum of
1. Base Face Amount (BFA) excluding any additional benefits $ 500,000         the BFA and the SFA on Page 2.)
                                                            ---------

Premiums
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2. Frequency:        [X] Annual [ ] Semi-Annual [ ] Quarterly [ ] List Billed

                     [ ] Pre-Authorized Payment Plan (See Special Instructions on cover page and complete "Request for
                         Pre-Authorized Payment Plan" - form NB5087US.)

                     [ ] Other
                              ----------------------------------------------------------------------------------------------------

Premium Notices and Correspondence
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3. a) Send Premium Notices to: [X] Owner(s)    [ ] Life One     [ ] Life Two    [ ] Employer's Address

   b) Send Correspondence to:  [X] Same as Premium Notices (as above)

                               [ ] Other: Name & Address        Name

                                                                ------------------------------------------------------------------
                                                                Street No. & Name, Apt No.

                                                                ------------------------------------------------------------------
                                                                City                         State                    Zip code

                                                                ------------------------------------------------------------------

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NB5008MA (07/2007)                                   Page 1 of 6                                                              (US)
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VARIABLE LIFE - SINGLE LIFE
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4. a) Life Insurance Qualification Test
      [ ] Guideline Premium        [ ] Cash Value Accumulation
      Note: Elected test cannot be changed after the policy is issued. You may request an Illustration on both tests before making your election.

   b) Death Benefit Option         [ ] Option 1 (BFA)            [ ] Option 2 (BFA plus Policy Value)

   Protection VUL
----------------------------------------------------------------------------------------------------------------------------------
   [ ] Accelerated Death Benefit (for terminal illness)          [ ] Level Supplemental Face Amount (SFA) of
   [ ] Disability Payment of Specified Premium:                      $ __________ for the life of the policy
       Monthly Specified Premium Amount
       $ ___________                                             [ ] LifeCare Benefit Rider (Please complete form NB5018.)
                                                                     [ ] LifeCare Benefit Max (LMAX) Extension Rider

   [ ] Extended No Lapse Guarantee (beyond Basic Period)
       [ ] To Age _______    [ ] Period ____________             [ ] Other

Accumulation VUL
----------------------------------------------------------------------------------------------------------------------------------
[ ] Accelerated Death Benefit (for terminal illness)             [ ] Supplemental Face Amount (SFA) (Check only one option below.)
[ ] Cash Value Enhancement Rider                                     [ ] Level SFA of $ __________ for life of the policy
[ ] Disability Payment of Specified Premium:                         [ ] Initial SFA of $ ________ with Total Face Amount
    Monthly Specified Premium Amount                                     increasing
    $_________                                                           by:_____% or $_______ per year for _____ policy years
                                                                         (level thereafter)
[ ] LifeCare Benefit Rider (Please complete form NB5018.)            [ ] Customize Level or Increasing Schedule
    [ ] LifeCare Benefit Max (LMAX) Extension Rider                      (List by policy year. SFA decreases cannot be scheduled
                                                                          at issue. Please complete form NB5064.)
[ ] Overloan Protection Rider (Only available with GPT)          [ ] Other
[ ] Return of Premium Death Benefit (with DB Option 1 only)               --------------------------------------------------------
    Increase Rate   [ ] Yes ________%   [ ] No
    Percentage of Premiums to be returned at death
    (Whole numbers only. Maximum 100%) __________%

Corporate VUL
----------------------------------------------------------------------------------------------------------------------------------
[ ] Supplemental Face Amount (SFA) (Check only one option below.)          [ ] Enhanced Cash Value Rider
    [ ] Level SFA of $________ for life of the policy                      [ ] Overloan Protection Rider (Only available with GPT)
    [ ] Initial SFA of $_______ with Total Face Amount increasing          [ ] Other
        by: _______% or $_________ per year for _______ policy years                ----------------------------------------------
        (level thereafter)
    [ ] Customize Level or Increasing Schedule
        (List by policy year. SFA decreases cannot be scheduled at issue. Please complete form NB5064.)
    [ ] Premium Cost Recovery:
        [ ] Initial SFA of $__________ with Total Face Amount increasing by Premium Cost Recovery:
                           [ ] Recovery increase percentage ________%
                           [ ] Recovery increase years (level thereafter) ________

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NB5008MA (07/2007)                                   Page 2 of 6                                                              (US)
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VARIABLE LIFE - SURVIVORSHIP LIFE
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5. a) Life Insurance Qualification Test
      [X] Guideline Premium          [ ] Cash Value Accumulation

      Note: Elected test cannot be changed after the policy is issued. You may request an Illustration on both tests before making your election.

   b) Death Benefit Option           [X] Option 1 (BFA)          [ ] Option 2 (BFA plus Policy Value)

   c) Additional Benefits

   Accumulation SVUL
   -------------------------------------------------------------------------------------------------------------------------------
   [ ] Cash Value Enhancement Rider                              [ ] Supplemental Face Amount (SFA) (Check only one option below).
   [ ] Four Year Term (EPR)                                          [ ] Level SFA of $______ for life of the policy
   [ ] Overloan Protection Rider                                     [ ] Initial SFA of $______ with Total Face Amount increasing
   [ ] Policy Split Option                                               by: ______% or $______ per year for ______ policy years
                                                                         (level thereafter)
   [ ] Return of Premium Death Benefit (with DB Option 1 only)       [ ] Customize Level or Increasing Schedule
       Increase Rate [ ] Yes _______%   [ ] No                           (List by policy year. SFA decreases cannot be scheduled
       Percentage of Premiums to be returned at death                    at issue. Please complete form NB5064.)
       (Whole numbers only. Maximum 100%)_________%
                                                                 [ ] Other
                                                                           -------------------------------------------------------

   Protection SVUL
   -------------------------------------------------------------------------------------------------------------------------------
   Extended No Lapse Guarantee (beyond Basic Period)             [ ] Level Supplemental Face Amount (SFA) of
       [ ] To Age ______ [ ] Period ________                         $ _________ for the life of the policy

   [ ] Four Year Term (EPR)                                      [ ] Overloan Protection Rider
   [ ] Cash Value Enhancement Rider                              [ ] Policy Split Option
                                                                 [ ] Other
                                                                           -------------------------------------------------------

NB5008MA (07/2007)                                          Page 3 of 6                                                       (US)
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Additional Information - These questions apply to the OWNER(S) of the policy. All questions must be answered.
----------------------------------------------------------------------------------------------------------------------------------
6. a) If an additional or optional policy is being applied for in a separate application, state plan and amount.
   Plan name
                                                                                                 $
-------------------------------------------------------------------------------------            ---------------------------------

   b) Do you understand that you may need to pay premiums in addition to Planned Premium if the current policy charges or actual investment performance are different from the assumptions used in your Illustration (assuming the requirements of any
      applicable guaranteed death benefit feature have not been satisfied)?     [X] Yes [ ] No

7. Have you received a current prospectus (and any supplements) for the applicable policy?   [X] Yes [ ] No

            If Yes, date of prospectus(es)           mmm      dd     yyyy       Date of supplement(s)    mmm     dd     yyyy
                                                   ------------------------                            ------------------------
                                                     JULY     01     2007
                                                   ------------------------                            ------------------------
            Date of John Hancock Trust prospectus    mmm      dd     yyyy       Date of supplement       mmm     dd     yyyy
            (if applicable)                        ------------------------                            ------------------------

8. With the above in mind, does the policy meet your insurance objectives and your anticipated financial needs? [X] Yes [ ] No

Investor Suitability Statements

9. I UNDERSTAND THAT UNDER THE APPLIED FOR POLICY:
   (A) THE AMOUNT OF THE INSURANCE BENEFITS, OR THE DURATION OF THE INSURANCE COVERAGE, OR BOTH, MAY BE VARIABLE OR FIXED.
   (B) THE AMOUNT OF THE INSURANCE BENEFITS, THE DURATION OF THE INSURANCE COVERAGE, AND THE POLICY/ACCOUNT
       VALUE, MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT EXPERIENCE OF THE CHOSEN INVESTMENT ACCOUNTS AND ARE NOT
       GUARANTEED AS TO DOLLAR AMOUNT. ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS, POLICY/ACCOUNT VALUES AND CASH
       SURRENDER VALUES ARE AVAILABLE ON REQUEST.
   (C) THE ENTIRE INVESTMENT COULD BE LOST BECAUSE OF THE PERFORMANCE OF THE INVESTMENT FUND AND IN THE ABSENCE OF ADDITIONAL
       PREMIUM PAYMENT, THE INSURANCE COVERAGE COULD LAPSE.

10. If you have not already answered question 12. of the Application
    for Life Insurance form NB5000MA, indicate:                            Annual Income $ __________  Net Worth $ __________

Telephone and/or Internet Transfer/Allocation Change Authorization
----------------------------------------------------------------------------------------------------------------------------------
11. I understand and agree that:

    a) Telephone and internet transfers and allocation changes will also be subject to the conditions of the policy, the administrative requirements of The Company, and the provisions of the policy's prospectus.

    b) The Company may act on telephone and internet instructions from the Owner or from any such person, if the policy is jointly owned. The Company, its agents, or representatives of employees who act on its behalf, will not be subject to any claim, liability, loss, expense or cost if it acted on good faith upon telephone or internet instructions it reasonably believes to be genuine in reliance on this signed authorization. The Company will employ reasonable procedures to confirm that the instructions communicated by telephone and internet are genuine. Such procedures shall consist of confirming a valid telephone and internet authorization form is on file, requiring the registration and the use of a unique password for internet authorization and tape recording conversations and providing written confirmation thereof.

    c) The Company, at its option alone and without prior or subsequent notice to the Owner(s), or any other person or representative of the Owner(s), may record all or part of any telephone conversation containing telephone transfer and/or allocation change instructions.

    d) All terms of authorization are binding upon the agents, heirs and assignees of the Owner(s).

    e) This Telephone and Internet Transfer/Allocation Change Authorization will be effective until such time as (a) written revocation is received by The Company's Service Office, or (b) The Company discontinues this privilege, whichever occurs first.

   -------------------------------------------------------------------------------------------------------------------------------
   Please check [X] ONLY one box:
   [X] I authorize The Company to accept telephone and internet instructions from me or any co-owner.

   [ ] I authorize The Company to accept telephone and internet instructions from me, any co-owner or our Registered
       Representative. (Registered Representatives should contact their broker/dealer for procedures regarding this authorization.)

NB5008MA (07/2007)                                          Page 4 of 6
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12. INVESTMENT ALLOCATION OF NET PREMIUMS - Allocation must be whole numbers. Total must be 100%.
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AGGRESSIVE GROWTH PORTFOLIOS          GROWTH PORTFOLIOS                   GROWTH & INCOME PORTFOLIOS

______% Science & Technology          ______% Quantitative Mid Cap        ______% Growth & Income
______% Emerging Markets Value        ______% Mid Cap Index               ______% 500 Index B
______% Pacific Rim                   ______% Mid Cap Intersection        ______% Fundamental Value
______% Health Sciences               ______% Global                      ______% U.S. Core
______% Emerging Growth               ______% Capital Appreciation        ______% Large Cap
______% Small Cap Growth              ______% American Growth             ______% Quantitative Value
______% Emerging Small Company        ______% U.S. Global Leaders Growth  ______% American Growth - Income
______% Small Cap                     ______% Quantitative All Cap        ______% Equity - Income
______% Small Cap Index               ______% All Cap Core                ______% American Blue Chip Income & Growth
______% Dynamic Growth                ______% Total Stock Market Index       25 % Income & Value
______% Mid Cap Stock                 ______% Blue Chip Growth            ______% Managed
______% Natural Resources             ______% U.S. Large Cap              ______% PIMCO VIT All Asset
______% All Cap Growth                ______% Core Equity                 ______% Global Allocation
______% Financial Services            ______% Large Cap Value
______% International Opportunities   ______% Classic Value               INCOME PORTFOLIOS
______% International Small Cap       ______% Utilities
______% International Equity Index B  ______% Real Estate Securities      ______% High Yield
______% Overseas Equity               ______% Small Cap Opportunities     ______% U.S. High Yield Bond
______% American International        ______% Small Cap Value             ______% Strategic Bond
______% International Value           ______% Small Company Value         ______% Strategic Income
______% International Core            ______% Special Value               ______% Global Bond
                                      ______% Mid Value                      25 % Investment Quality Bond
                                      ______% Mid Cap Value               ______% Total Return
                                      ______% Value                       ______% American Bond
                                      ______% All Cap Value               ______% Real Return Bond
                                                                          ______% Bond Index B
25 % FIXED ACCOUNT *                                                      ______% Core Bond
                                                                          ______% Active Bond
NOTE: Liquidity restrictions apply when                                   ______% U.S. Government Securities
      allocating funds to the Fixed Account.                              ______% Short Term Bond

OTHER PORTFOLIO                                                           CONSERVATIVE PORTFOLIO

_______% _________________________________                                   25 % Money Market B *

* These are the only investment options available                         LIFESTYLE PORTFOLIOS
  when the ENLG rider is selected on Protection
  VUL or Protection SVUL.                                                 ______% Lifestyle Aggressive *
                                                                          ______% Lifestyle Growth *
                                                                          ______% Lifestyle Balanced *
                                                                          ______% Lifestyle Moderate *
                                                                          ______% Lifestyle Conservative *

                                                                          ASSET ALLOCATION MODELS *

                                                                          ______% Fundamental Value of America
                                                                          ______% Value Strategy
                                                                          ______% Growth Blend
                                                                          ______% Global Balanced
                                                                          ______% Blue Chip Balanced

                                                                          Only one Asset Allocation Model can be selected
                                                                          (allocation must be 100%).
                                                                          These models are only available when the ENLG Rider is
                                                                          elected with Protection VUL or Protection SVUL.
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NB5008MA (07/2007)                                          Page 5 of 6
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Allocation of Monthly Charges
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13. Please deduct the monthly charges from the following accounts (except Mortality and Expense Risk/Asset based Risk charges).

    Account No. ________________________________  _____________%  [ ] Check box and attach sheet with additional information, if necessary.
                ________________________________  _____________%

Owner(s) Signature(s)
----------------------------------------------------------------------------------------------------------------------------------

Signed at   City              State              This             Day of                                         Year

_______________________________________________  _______________  _____________________________________________  _________________
Signature of Witness/Registered Representative                    Signature of Owner
(as Witness)

x                                                                 x
________________________________________________________________  ________________________________________________________________
                                                                  Signature of Owner

                                                                  x
                                                                  ________________________________________________________________

Registered Representative Certification - All Registered Representatives sharing commissions must sign this form.
----------------------------------------------------------------------------------------------------------------------------------
I certify that a current prospectus (and any supplement) for the policy applied for has been given to the Proposed Life
Insured(s), and to the Owner(s) if other than the Proposed Life Insured(s).

Signature of Registered Representative                            Signature of Registered Representative

x                                                                 x
_____________________________________________________________     _______________________________________________________________
Signature of Registered Representative                            Signature of Registered Representative

x                                                                 x
_____________________________________________________________     _______________________________________________________________
Signature of Registered Representative

x
_____________________________________________________________

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NB5008MA (07/2007)                                          Page 6 of 6
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